                                  EXHIBIT 16(c)

                  Performance Calculation Schedule relating to
                     the period ended March 31, 1997 for the
                            International Equity Fund

                                EXHIBIT 16(c)

                                  Total Return
                                 Variable Funds
                              No Load Calculations
                                 Class A Shares
                           International Equity Funds



AGGREGATE TOTAL RETURN WITH SALES LOAD OF:  0.00%


T = (ERV/P) - 1

WHERE:                     T =      TOTAL RETURN

                           ERV =    REDEEMABLE VALUE AT THE END OF THE
                                    PERIOD OF A HYPOTHETICAL $1,000
                                    INVESTMENT MADE AT THE BEGINNING OF THE
                                    PERIOD.

                           P =      A HYPOTHETICAL INITIAL INVESTMENT OF
                                    $1,000.


EXAMPLE:

         SINCE INCEPTION:           (01/02/97 TO 03/31/97):
                                    (1,033.5 / 1,000) -1 =              3.35%

         YEAR TO DATE:              (01/02/97 TO 03/31/97):
                                    (1,033.5 / 1,000) - 1 =             3.35%

         QUARTERLY                  (01/02/97 TO 03/31/97):
                                    (1,033.5 / 1,000) - 1 =             3.35%

         MONTHLY:                   (03/01/97 TO 03/31/97):
                                    (994.7 / 1,000) - 1 =              -0.53%

                                EXHIBIT 16(c)

                                  Total Return
                                 Variable Funds
                              No Load Calculations
                                 Class A Shares
                           International Equity Funds



AGGREGATE TOTAL RETURN WITH SALES LOAD OF:  4.50%


T = (ERV/P) - 1

WHERE:                     T =      TOTAL RETURN

                           ERV =    REDEEMABLE VALUE AT THE END OF THE
                                    PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                                    MADE AT THE BEGINNING OF THE PERIOD.

                           P =      A HYPOTHETICAL INITIAL INVESTMENT OF 1,000


EXAMPLE:

         SINCE INCEPTION:           (01/02/97 TO 03/31/97):
                                    (987.1 / 1,000) - 1 =              -1.29%

         YEAR TO DATE:              (01/02/97 TO 03/31/97):
                                    (987.1 / 1,000) - 1 =              -1.29%

         QUARTERLY:                 (01/02/97 TO 03/31/97):
                                    (987.1 / 1,000) - 1 =              -1.29%

         MONTHLY:                   (03/01/97 TO 03/31/97):
                                    (949.9 / 1,000) - 1 =              -5.01%

                                EXHIBIT 16(c)

                                  Total Return
                                 Variable Funds
                              No Load Calculations
                                  Trust Shares
                            International Equity Fund



AGGREGATE TOTAL RETURN WITH SALES LOAD OF:  0.00%


T = (ERV/P) - 1

WHERE:                     T =      TOTAL RETURN

                           ERV =    REDEEMABLE VALUE AT THE END OF THE
                                    PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                                    MADE AT THE BEGINNING OF THE PERIOD.

                           P =      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

         SINCE INCEPTION:           (01/02/97 TO 03/31/97):
                                    (1,034.8 / 1,000) - 1 =             3.48%

         YEAR TO DATE:              (01/02/97 TO 03/31/97):
                                    (1,034.8 / 1,000) - 1 =             3.48%

         QUARTERLY:                 (01/02/97 TO 03/31/97):
                                    (1,034.8 / 1,000) - 1 =             3.48%

         MONTHLY:                   (03/01/97 TO 03/31/97):
                                    (995.0 / 1,000) - 1 =              -0.50%

                                EXHIBIT 16(c)

                                  Total Return
                                 Variable Funds
                                CDSC Calculations
                                 Class B Shares
                            International Equity Fund


AGGREGATE TOTAL RETURN WITH CDSC OF:  5.00%

T = (ERV/P) - 1

WHERE:                     T =      TOTAL RETURN

                           ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                           P =      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

         SINCE INCEPTION:           (01/02/97 TO 03/31/97):
                                    (982.7 / 1,000) - 1 =              -1.73%

         YEAR TO DATE:              (01/02/97 TO 03/31/97):
                                    (982.7 / 1,000) - 1 =              -1.73%

         QUARTERLY:                 (01/02/97 TO 03/31/97):
                                    (982.7 / 1,000) - 1 =              -1.73%

         MONTHLY:                   (03/01/97 TO 03/31/97):
                                    (944.3 / 1,000) - 1 =              -5.57%

                                EXHIBIT 16(c)

                                  Total Return
                                 Variable Funds
                              No CDSC Calculations
                                 Class B Shares
                            International Equity Fund


AGGREGATE TOTAL RETURN WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:                     T =      TOTAL RETURN

                           ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                           P =      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.


EXAMPLE:

         SINCE INCEPTION:           (01/02/97 TO 03/31/97):
                                    (1,032.7 / 1,000) - 1 =             3.26%

         YEAR TO DATE:              (01/02/97 TO 03/31/97):
                                    (1,032.7 / 1,000) - 1 =             3.26%

         QUARTERLY:                 (01/02/97 TO 03/31/97):
                                    (1,032.7 / 1,000) - 1 =             3.26%

         MONTHLY:                   (03/01/97 TO 03/31/97):
                                    (993.9 / 1,000) - 1 =              -0.61%